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                                                                   Exhibit 10.97

                                                                LOAN NO. 6518291


                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT ("GUARANTY"), dated as of April 9, 2004, by INLAND WESTERN SPARTANBURG, L.L.C., a Delaware limited liability company ("GUARANTOR"), in favor of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation ("LENDER"), and the subsequent owners and holders of the herein below defined Note.

                                    RECITALS:

     A. Inland Western Spartanburg, L.L.C., a Delaware limited liability company ("BORROWER"), has requested a loan (the "LOAN") from Lender in the amount of $27,610,000.00 (the "LOAN AMOUNT") to be evidenced by the Mortgage Note, of even date herewith, executed by Borrower, payable to Lender in the Loan Amount (the "NOTE"), and secured by, INTER ALIA, that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated of even date herewith (the "MORTGAGE"), executed by Borrower in favor of Lender covering certain property more particularly described in the Mortgage;

     B. Section 19 of the Note sets forth certain amounts, obligations and other liabilities for which Borrower is fully liable to Lender (the "NON-RECOURSE CARVEOUT OBLIGATIONS"), notwithstanding limitations on Borrower's liability pursuant to said Section 19 of the Note;

     C. As a condition to making the Loan, Lender has required that Borrower as Guarantor expressly and explicitly and separately guarantee the payment of the Non-Recourse Carveout Obligations and performance of the obligations set forth in Section 1 below (the "GUARANTEED OBLIGATIONS").

                                   AGREEMENT:

     NOW, THEREFORE, as a material inducement to Lender to agree to make the Loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby does irrevocably and unconditionally warrant and represent unto and covenant with Lender as follows:

     1. GUARANTY. Guarantor hereby (a) guarantees unto Lender the full and timely payment of the amounts due, or to become due, to Lender under the Non-Recourse Carveout Obligations and (b) agrees with Lender to pay to Lender
(i) the amounts due under the Non-Recourse Carveout Obligations within five (5) days from the date Lender notifies Guarantor of Borrower's failure to pay the same, if and when the same becomes due, and at the place specified in the Note for payment and (ii) Lender's reasonable attorneys' fees and all court costs incurred by Lender in enforcing or protecting any of Lender's rights, remedies or recourses hereunder. Guarantor is not hereby guaranteeing payment of any portion of the indebtedness or performance of any portion of the obligations under the documents evidencing, securing, guaranteeing or executed in connection with the Loan (the "LOAN DOCUMENTS"), other than the Non-Recourse Carveout Obligations.

     2. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor hereby warrants and represents unto Lender as follows:

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                                                                LOAN NO. 6518291


          (a) that this Guaranty constitutes the legal, valid and binding obligation of Guarantor and is fully enforceable against Guarantor in accordance with its terms;

          (b) Guarantor is solvent and the execution of this Guaranty does not render Guarantor insolvent. Any and all financial statements, balance sheets, net worth statements and other financial data which have heretofore been furnished to Lender with respect to Guarantor fairly and accurately present the financial condition of Guarantor as of the date they were furnished to Lender and, since that date, there has been no material adverse change in the financial condition of Guarantor;

          (c) that there are no legal proceedings or material claims or demands pending against or, to the best of Guarantor's knowledge threatened against, Guarantor or any of its assets;

          (d) that the execution and delivery of this Guaranty and the assumption of liability hereunder have been in all respects authorized and approved by Guarantor; Guarantor has full authority and power to execute this Guaranty and to perform its obligations hereunder; and

          (e) that neither the execution nor the delivery of this Guaranty nor the fulfillment and compliance with the provisions hereof will conflict with, result in a breach of, constitute a default under or result in the creation of any lien, charge, or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which it may be bound.

     3. WAIVER. Guarantor hereby waives (a) for itself as Guarantor but not for itself in its capacity as Borrower all notices of acceptance hereof, protest, demand and dishonor, presentment, notice of nonpayment, notice of intention to accelerate maturity, notice of acceleration of maturity and all notices and demands of any kind now or hereafter provided for by any statute or rule of law other than the five (5) day notice referred to in PARAGRAPH 1 above,
(b) any and all requirements that Lender institute any action or proceeding, or exhaust or attempt to enforce any or all of Lender's right, remedies or recourses against Borrower or anyone else or in respect of any mortgaged property or collateral covered by any Loan Documents, or join Borrower or any other persons liable on the Non-Recourse Carveout Obligations in any action to enforce this Guaranty as a condition precedent to bringing an action against Guarantor upon this Guaranty, it being expressly agreed that the liability of Guarantor hereunder shall be primary and not secondary, (c) any defense arising by reason of any disability, insolvency, lack of authority or power, death, insanity, minority, dissolution or any other defense of Borrower, or any other surety, co-maker, endorser or guarantor of the Non-Recourse Carveout Obligations (even though rendering same void, unenforceable or otherwise uncollectible), it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other such person be found not liable thereon for any reason,
(d) all suretyship defenses of every kind and nature and (e) any claim Guarantor might otherwise have against Lender by virtue of Lender's invocation of any right, remedy or recourse permitted it hereunder or under the Loan Documents. This is a guaranty of payment and not a guaranty of collection.

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                                                                LOAN NO. 6518291


     4. SUBSEQUENT ACTS. Guarantor hereby agrees with Lender that (a) the payments called for and provisions contained in the Loan Documents, including specifically (but without limitation) the Note, may be renewed, extended, rearranged, modified, released or canceled, (b) all or any part of any mortgaged property and collateral for the indebtedness may be released from, and any new or additional security may be added to, the lien and security interest of the Loan Documents, (c) any additional parties who may become personally liable for repayment of the Note may hereafter be released from their liability hereunder and thereon and (d) Lender may take, or delay in taking or refuse to take, any and all action with reference to the Note and the other Loan Documents (regardless of whether same might vary the risk or alter the rights, remedies or recourses of Guarantor), including specifically (but without limitation) the settlement or compromise of any amount allegedly due thereunder, all without notice or consideration to or the consent of Guarantor, and no such acts shall in any way release, diminish or affect the absolute nature of Guarantor's obligations and liabilities hereunder. It is the intent of Guarantor and Lender that such obligations and liabilities hereunder are primary, absolute and unconditional under any and all circumstances and that, until the Non-Recourse Carveout Obligations are fully and finally satisfied, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which, but for this PARAGRAPH 4, might be deemed a legal or equitable discharge or release of Guarantor.

     5. REMEDIES CUMULATIVE. Guarantor hereby agrees with Lender that all rights, remedies and recourses afforded to Lender by reason of this Guaranty or otherwise are (a) separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and (b) non-exclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Lender may have.

     6. SUBORDINATION AND NO SUBROGATION. If, for any reason whatsoever, Borrower now is or hereafter becomes indebted to Guarantor, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Loan Documents, and Guarantor shall not be entitled to enforce or receive payment thereof until the Non-Recourse Carveout Obligations have been fully satisfied. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by Guarantor hereunder, Guarantor shall not have any right of subrogation in or under the Loan Documents or to participate in any way therein or in any right, title or interest in and to any mortgaged property or any collateral for the Loan, all such rights of subrogation and participation, together with any other contractual, statutory or common law right which Guarantor may have to be reimbursed for any payments Guarantor may make to Lender pursuant to this Guaranty, being hereby expressly waived and released until the Loan is paid in full.

     7. LAW GOVERNING AND SEVERABILITY. This Guaranty shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to conflict of law provisions thereof and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any provision of this Guaranty or the application thereof to any person or circumstance, for any reason and to any extent, shall be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other persons or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law. Guarantor hereby submits to personal jurisdiction in said state for the enforcement of this Guaranty and hereby waives any claim or right under the laws of any other

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                                                                LOAN NO. 6518291


state or of the United States to object to such jurisdiction. If such litigation is commenced, Guarantor agrees that service of process may be made by serving a copy of the summons and complaint upon Guarantor, through any lawful means, including upon its registered agent within said state, whom Guarantor hereby appoints as its agent for these purposes. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against Guarantor personally or against any property of Guarantor within any other county, state, or country. The means of obtaining personal jurisdiction and perfecting service of process set forth above are not intended to be exclusive but are in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by applicable law.

     8. SUCCESSORS AND ASSIGNS. This Guaranty and all the terms, provisions and conditions hereof shall be binding upon Guarantor and the Guarantor's heirs, legal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns and all subsequent holders of the Note.

     9. PARAGRAPH HEADINGS. The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in any way the substance of any paragraph contained herein.

     10. EFFECT OF BANKRUPTCY. This Guaranty shall continue to be effective or reinstated, as the case may be, if at any time payment to Lender of all or any part of the Non-Recourse Carveout Obligations is rescinded or must otherwise be restored or refunded by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the Non-Recourse Carveout Obligations, as set forth herein, any prior release or discharge of the terms of this Guaranty given to Guarantor by Lender shall be without effect and this Guaranty shall remain in full force and effect.

     11. NOTICES. All notices given hereunder shall be deemed effective if given in accordance with the notice provisions of the Mortgage, provided, however, that the notices given to Guarantor shall be sent to the following address: 2901 Butterfield Road, Oak Brook, Illinois 60523.

     12. BENEFIT. Guarantor warrants and represents that Guarantor has received, or will receive, direct or indirect benefit from the execution and delivery of this Guaranty.

     13. NO REPRESENTATIONS BY LENDER. Neither Lender nor anyone acting on behalf of Lender has made any representation, warranty or statement to Guarantor to induce Guarantor to execute and deliver this Guaranty.

     14. APPLICATION OF FORECLOSURE PROCEEDS. In the event of any foreclosure sales of the mortgaged property and collateral covered by the Loan Documents, the proceeds of such sales shall be applied first to the discharge of that portion of the indebtedness then remaining unpaid as to which Guarantor is not fully personally liable pursuant to this Guaranty, it being the express intention of the parties that the application of the proceeds of such foreclosure sales shall be in such a manner as not to extinguish or reduce Guarantor's personal liability hereunder until all of the indebtedness as to which Guarantor is not personally liable hereunder has been paid in

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                                                                LOAN NO. 6518291


full. Nothing contained in this PARAGRAPH 14 shall be construed to require that Lender foreclose the liens and security interests created in the Loan Documents as a condition precedent to bringing an action against Guarantor upon this Guaranty, or as an agreement that Guarantor's liability is limited to any deficiency remaining after such a foreclosure.

     15. JOINT AND SEVERAL LIABILITY. If more than one person is included in the definition of Guarantor, the liability of all such persons hereunder shall be joint and several.

     16. STATE SPECIFIC PROVISIONS. The provisions of this Section 16 are an integral part of this Guaranty. In the event of any inconsistencies between the other terms and provisions of this Guaranty and the terms and provisions of this
Section 16, the terms and provisions of this Section 16 shall be controlling.

          (a) WAIVERS. The Guarantor expressly waives any right to be discharged or released in whole or in part by reason of any sale or assignment by Borrower of the collateral, or any portion thereof, whether or not consented to by Lender and whether or not Lender has any dealings with the transferee. The Guarantor further expressly waives any right or option to be discharged or released in whole or in part by reason of any of the matters described in (i) the foregoing provisions of this paragraph, or (ii) Sections 3, 4 or 14 of this Guaranty.

          (b) WAIVER OF APPRAISEMENT. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Mortgaged Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY. The placement of this paragraph on this page is to comply with the laws of the State of South Carolina which require the waiver of appraisal rights to appear on all signature pages. It is intended by the undersigned that all provisions of the attached Guaranty be incorporated herein.

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                                                                LOAN NO. 6518291


     EXECUTED effective as of the date first above written.


                                INLAND WESTERN SPARTANBURG, L.L.C.,
                                a Delaware limited liability company

                                By: Inland Western Spartanburg SPE, L.L.C., a
                                    Delaware limited liability company, its Sole
                                    Member

                                    By: Inland Western Retail Real Estate Trust,
                                        Inc., a Maryland corporation, its Sole
                                        Member

Signed, sealed and delivered
in the presence of:


                                        By:   /s/ Debra A. Palmer
                                           -------------------------------------
/s/ Candace A. Scott                    Name:   Debra A. Palmer
-------------------------------              -----------------------------------
Name:                                   Title:  Asst. Secretary
                                              ----------------------------------

/s/ Katherine A. Newell
-------------------------------
Name:

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